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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  JANUARY 21, 2000

                             POLYVISION CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEW YORK                         1-10555               13-3482597
----------------------------            ------------        -------------------
(State or other jurisdiction            (Commission         (I.R.S. Employer
     of incorporation)                  File Number)        Identification No.)

   4888 SOUTH OLD PEACHTREE ROAD, NORCROSS, GEORGIA                  30071
   ------------------------------------------------               ----------
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (770) 447-5043
                                                     --------------

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                           CURRENT REPORT ON FORM 8-K

                             POLYVISION CORPORATION

                                January 21, 2000

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (a) On January 21, 2000, pursuant to an Asset Purchase Agreement, dated
January 21, 2000, PolyVision Corporation (through its wholly-owned subsidiary,
Greensteel, Inc.) purchased substantially all of the assets of American
Chalkboard Company, L.L.C., an Alabama limited liability company ("American
Chalkboard"), and assumed certain of the liabilities of American Chalkboard, for $5.25 million. The purchase price was determined as a result of arm's-length negotiations between the parties.

                  In a separate transaction, on January 21, 2000, pursuant to an Asset Purchase Agreement, dated January 21, 2000, PolyVision (through
Greensteel) purchased substantially all of the assets of Peninsular Slate
Company, a Michigan corporation, and Peninsular Slate Company of Texas, a Texas corporation (together, "Peninsular Slate"), and assumed certain of the liabilities of Peninsular Slate, for $4.2 million, subject to a working capital adjustment. The purchase price was determined as a result of arm's-length negotiations between the parties.

                  Both American Chalkboard and Peninsular Slate manufacture and install chalkboards and other visual display boards primarily for the educational products market. American Chalkboard maintains a production facility in Wetumpka, Alabama, and Peninsular Slate maintains a production facility in Troy, Michigan.

                  The acquisitions were funded by an increase in PolyVision's senior secured credit facility.

                  Neither American Chalkboard nor Peninsular Slate had any material relationship or association with PolyVision. The acquisitions will be accounted for under the purchase method of accounting.

         (b) There are presently no significant changes anticipated in the businesses or product lines of American Chalkboard or Peninsular Slate.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           In accordance with Item 7(a), the financial
                  statements of American Chalkboard and Peninsular Slate shall be provided not later than April 5, 2000.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           In accordance with Item 7(b), the pro forma financial
                  information shall be provided not later than April 5, 2000.

         (c)      EXHIBITS.

                  2.4 Asset Purchase Agreement, dated January 21, 2000, by and among Greensteel, Inc., American Chalkboard
                           Company, LLC, Summit America, LLC and W. Daniel
                           Hughes, Jr.

                  2.5 Asset Purchase Agreement, dated January 21, 2000, by and among Greensteel, Inc., Peninsular Slate Company,
                           Peninsular Slate Company of Texas and Jack E.
                           Tomalis.

                  10.48    Amendment No. 3 to Credit Agreement, dated as of
                           January 21, 2000, by and among PolyVision
                           Corporation, Greensteel, Inc. and Posterloid
                           Corporation, as borrowers, the financial institutions signatory thereto and Fleet National Bank, as administrative agent and in certain other capacities specified therein.

                  10.49    Amendment No. 2 to Senior Subordinated Note and
                           Warrant Purchase Agreement, dated as of January 21,
                           2000, among PolyVision Corporation, Greensteel, Inc.
                           and Posterloid Corporation, and John Hancock Mutual
                           Life Insurance Company, John Hancock Variable Life
                           Insurance Company and Hancock Mezzanine Partners L.P.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POLYVISION CORPORATION

Dated:  February 3, 2000               By: /s/ Gary L. Edwards
                                           ----------------------------------
                                           Gary L. Edwards
                                           Chief Financial Officer, Treasurer
                                             and Secretary


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                                  EXHIBIT INDEX

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

       EXHIBIT NUMBER                                   DESCRIPTION                                        PAGE
       --------------                                   -----------                                        ----


            2.4                 Asset  Purchase  Agreement,  dated  January 21, 2000,  by and among Greensteel,  Inc., American  Chalkboard  Company,  LLC,
                                Summit America, LLC and W. Daniel Hughes, Jr.

            2.5                 Asset  Purchase  Agreement,  dated  January 21, 2000,  by and among Greensteel,  Inc., Peninsular Slate Company, Peninsular
                                Slate Company of Texas and Jack E. Tomalis.

            10.48               Amendment No. 3 to Credit Agreement,  dated as of January 21,
                                2000, by and among PolyVision Corporation,  Greensteel,  Inc.
                                and  Posterloid  Corporation,  as  borrowers,  the  financial institutions  signatory  thereto and Fleet  National Bank, as
                                administrative   agent  and  in  certain   other   capacities
                                specified therein.

            10.49               Amendment  No. 2 to  Senior  Subordinated  Note  and  Warrant
                                Purchase  Agreement,  dated as of  January  21,  2000,  among
                                PolyVision  Corporation,   Greensteel,  Inc.  and  Posterloid
                                Corporation,  and John Hancock Mutual Life Insurance Company,
                                John  Hancock  Variable  Life  Insurance  Company and Hancock
                                Mezzanine Partners L.P.



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